SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 15, 2007

Date of Report (date of earliest event reported)

CUBIC CORPORATION
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue
San Diego, California 92123
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.  Supplement to Form 8-K filed June 7, 2007.

The referenced report identified the departure of a named executive officer, i.e., the President of Registrant’s Defense Group.  The material provisions of the agreement with this NEO contained in documents signed June 14, 2007 are as follows:

It is a one-year Senior Advisory Agreement under which the individual’s base compensation continues at its existing level.  The normal benefits associated with the former position also continue for one year.  The Agreement may be terminated for “cause” as defined in the Agreement.  A General Release of Liability was also executed.

Copies of the documents will be filed as an exhibit to Registrant’s next SEC Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION

Date	June 15, 2007
/s/ William L. Hoese
William L. Hoese
VP, Corporate Secretary & General Counsel